UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

WORKSPORT LTD.

(Exact name of registrant as specified in its charter)

Nevada	001-40681	35-2696895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 N America Dr

West Seneca, New York 14224

(Address of principal executive offices) (ZIP Code)

(888) 554-8789

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common	WKSP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On June 5, 2026, Worksport Ltd. (the “Company”) issued 79,618 shares of its common stock, par value $0.001 per share (the “Common Stock”), to its Chief Executive Officer, Steven Rossi, at a purchase price of $0.6280 per share, which represented the closing price of the Common Stock on the Nasdaq Capital Market on June 5, 2026, for an aggregate purchase price of $50,000.10.

The shares were issued pursuant to a Stock Purchase Agreement between the Company and Mr. Rossi and the purchase price was satisfied through the offset of previously accrued and unpaid bonus compensation owed by the Company to Mr. Rossi. The transaction was approved by the Company’s Board of Directors.

The issuance of the shares was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) thereof, as a transaction not involving any public offering.

Item 7.01. Regulation FD Disclosure.

On June 9, 2026, the Company issued a press release announcing that its Chief Executive Officer elected to receive shares of the Company’s Common Stock in lieu of cash payment of a portion of his accrued bonus compensation. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: June 9, 2026	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)